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                                                                    EXHIBIT 10.1




                    152 SECOND AVENUE, NEEDHAM, MASSACHUSETTS

                                      Lease

                                 by and between

                   Trustees of Needham 152 Second Avenue Trust

                                    LANDLORD

                                       and

                           Brooktrout Technology, Inc.

                                     TENANT

                            dated as of April 7, 1997


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                                TABLE OF CONTENTS

ARTICLE
NUMBER                               CAPTION                                PAGE
------                               -------                                ----

ARTICLE I

         RENT..................................................................2
         1.1...................................................................2
         1.2   Additional Rent - Operating Expenses............................3

ARTICLE II

         CONDITION OF PREMISES:

         DELIVERY OF PREMISES TO TENANT........................................4
         2.1...................................................................4
         2.2...................................................................4

ARTICLE III

         LANDLORD'S INTEREST AND ASSIGNMENT OF WARRANTIES......................4
         3.1...................................................................4
         3.2...................................................................4

ARTICLE IV

         TENANT'S COVENANTS....................................................4
         4.1...................................................................5
         4.2...................................................................5
         4.3...................................................................6
         4.4...................................................................6
         4.5...................................................................6
         4.6...................................................................6
         4.7...................................................................7

ARTICLE V

         MAINTENANCE AND REPAIRS...............................................7
         5.1...................................................................7
         5.2...................................................................7
         5.3...................................................................7

                                       (i)


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ARTICLE VI

         SERVICES............................................................. 8

ARTICLE VII

         IMPROVEMENTS......................................................... 8

ARTICLE VIII

         ALTERATIONS.......................................................... 9
         8.1   Non-structural Changes......................................... 9
         8.2   Structural Changes............................................. 9

ARTICLE IX

         INSPECTION...........................................................10

ARTICLE X

         FIRE, EMINENT DOMAIN, ETC............................................11
         10.1  Abatement of Rent..............................................11
         10.2  Landlord's Right of Termination................................11
         10.3  Restoration....................................................11
         10.4  Award..........................................................12

ARTICLE XI

         INSURANCE............................................................12
         11.1  ...............................................................12
         11.2  ...............................................................12
         11.3  ...............................................................13
         11.4  ...............................................................14

ARTICLE XII

         TAXES................................................................14
         12.1  ...............................................................14
         12.2  ...............................................................14
         12.3  ...............................................................14
         12.4  ...............................................................15
         12.5  ...............................................................15

                                      (ii)


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ARTICLE XIII

         SIGNS................................................................15

ARTICLE XIV

         DEFAULT..............................................................15
         14.1 ................................................................15
         14.2 ................................................................18

ARTICLE XV

         NOTICES..............................................................18

ARTICLE XVI

         ASSIGNMENT AND SUBLETTING............................................18
         16.1 ................................................................18
         16.2 ................................................................19

ARTICLE XVII

         MISCELLANEOUS PROVISIONS.............................................19
         17.1  Extra Hazardous Use............................................19
         17.2  Waiver.........................................................20
         17.3  Covenant of Quiet Enjoyment....................................20
         17.4  Landlord's Liability...........................................20
         17.5  Notice to Mortgagee or Ground Lessor...........................21
         17.6  Assignment of Rents and Transfer of Title......................21
         17.7  Tenant's Indemnity.............................................22
         17.8  Additional Charges.............................................22
         17.9  Invalidity of Particular Provisions............................22
         17.10 Provisions Binding, etc........................................22
         17.11 Recording......................................................23
         17.12 When Lease Becomes Binding.....................................23
         17.13 Paragraph Headings.............................................23
         17.14 Rights of Mortgagee or Ground Lessor...........................23
         17.15 Status Report..................................................23
         17.16 Remedying Defaults.............................................24
         17.17 Brokerage......................................................24
         17.18 First Option to Extend.........................................24
         17.19 Second Option to Extend........................................25
         17.20 Governing Law..................................................26

                                      (iii)


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                                      LEASE

PARTIES:

         THIS LEASE, made as of the 7th day of April, 1997, by and between ARTHUR G. CARLSON, JR. and WILLIAM J. FORD, JR., as TRUSTEES OF NEEDHAM 152 SECOND AVENUE TRUST under Declaration of Trust dated October 30, 1972, and registered with the Norfolk Registry District of the Land Court as Document No. 329795 on Certificate of Title No. 94585, having an office c/o William J. Ford, Jr., 119 Maple Street, Sherbom, MA 01770 (hereinafter, the "Landlord") and Brooktrout Technology, Inc., a ______ corporation having an office at 410 First Avenue, Needham, MA 02194 (hereinafter, the "Tenant").

                                   WITNESSETH:

PREMISES:

         LANDLORD hereby leases to Tenant and Tenant hereby hires and takes from Landlord all of the gross floor area in the building (the "Building") known and numbered as 152 Second Avenue, Needham, Massachusetts (consisting of approximately 30,888 rentable square feet, subject to verification as hereinafter provided), and the land upon which the Building is located described in Exhibit A annexed hereto, together with the appurtenances including but not limited to all fixtures and equipment therein, including, without limitation, all underground storage tanks, and all common walkways and driveways necessary for access to the Building and the exclusive right to use the parking spaces located in the open parking area adjacent to the Building, and any replacements thereof (hereinafter, collectively, the "Premises"). The term "Lot" shall mean all right, title and interest of the Landlord in and to the land described in Exhibit A plus any additions or deletions thereto resulting from the involuntary change of any abutting street line. The term "Property" shall mean the Building and the Lot. At any time prior to the two (2) month anniversary of the Commencement Date, Tenant may, at its sole cost and expense, have Tenant's architect measure (utilizing the Boston BOMA standard method of measurement) and confirm the actual rentable square footage of the Premises ("Premises Rentable Area"). Tenant shall promptly provide Landlord with a copy of said architects findings. If Landlord disputes such findings, Landlord shall, at its sole cost and expense, have Landlord's architect measure (utilizing the Boston BOMA standard method of measurement) and confirm the actual rentable square footage of the Premises ("Premises Rentable Area"). If Landlord and Tenant are unable to agree to the actual Premises Rentable Area, then the matter shall be submitted to arbitration.

USE:

         To be used and occupied by Tenant for general office, research and development, light manufacturing and warehouse uses, but excluding retail sales (the "Permitted Uses"). It is specifically understood and agreed that Landlord is making no representations or warranties




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that any or all of the Permitted Uses are allowable as of right under the
Needham Zoning By-Law, or that there are sufficient parking spaces on the Lot for any or all of Tenant's Permitted Uses pursuant to said Zoning By-Law, or that the Premises comply with any and all applicable laws, ordinances and regulations. Tenant acknowledges that it has had an opportunity to examine the relevant Needham Zoning By-Law and to make its own independent determination as to the compliance of the Premises with applicable zoning requirements and such compliance or non-compliance shall not be a condition precedent to Tenant's full performance of its obligations under this Lease.

TERM:

         For a term (the "Term") of five (5) years, commencing on April 7, 1997 (the "Commencement Date") and expiring at the close of the day on April 6, 2002, unless extended in accordance with Section 17.18, and if so extended then unless further extended in accordance with Section 17.19 hereof.

         As used herein, the term "Lease Year' shall mean the period commencing on the Commencement Date through and including the close of the day on the twelve (I 2) month anniversary of the Commencement Date, and each successive twelve (12) month period during the Term of this Lease.

         THIS LEASE is made upon the following additional terms and conditions, which Landlord and Tenant covenant and agree to keep and perform:

                                    ARTICLE I

                                      RENT

         1.1 Tenant shall pay, promptly when due, without notice or demand, the Annual Fixed Rent calculated as follows:

                Lease Year               Annual Fixed Rent
                ----------               -----------------

                     1                $7.00 per square foot of
                                      Premises Rentable Area

                     2-5              $7.50 per square foot of
                                      Premises Rentable Area.

         Annual Fixed Rent (sometimes hereinafter referred to as "Rent") shall be paid in equal monthly installments of one-twelfth of such Annual Fixed Rent in advance on the first day of each full calendar month during the Term, and the corresponding fraction of said one-twelfth for any period of less than one month at the beginning or end of the Term.

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         1.2      ADDITIONAL RENT - OPERATING EXPENSES

                  1.2.1 Tenant shall be responsible for contracting and paying for all services, including but not limited to utilities, necessary for the operation and maintenance and repair of the Property, and Tenant agrees to pay, or cause to be paid, all Operating Expenses for the Property. Operating Expenses for the Property shall include, without limitation, the following: (a) premiums for insurance carried with respect to the Property as set forth in Article M hereinbelow, (b) reasonable compensation and fringe benefits, workmen's compensation insurance premiums and payroll taxes paid to, or with respect to all persons actually engaged by Tenant in the operating, maintaining, or cleaning of the Building or Lot, (c) steam, water, sewer, electric, gas, oil, and telephone charges, (d) cost of building and cleaning supplies and equipment, (e) cost of all maintenance, cleaning and repairs, except as set forth in Articles V and X below, (f) cost of snow removal and care of landscaping, and (g) payments under service contracts with independent contractors, and all other ordinary and necessary expenses paid or incurred in connection with the operation, cleaning and maintenance of the Building and Lot.

                  1.2.2 If any Operating Expense for the Property shall not have been paid as required hereinabove, then Landlord, after ten (10) days written notice thereof to Tenant, may, but shall not be required to, pay the same, and shall thereupon become entitled to repayment of the substantiated amount thereof by Tenant as Additional Rent. Notwithstanding the foregoing, if during said ten (10) day notice period Tenant provides Landlord with written notice that it wishes to contest all or any part of such Operating Expense, Landlord shall not pay such Operating Expense while Tenant contests same, but only if such delay in payment will not affect Landlord's tide to the Property by the placement of liens thereon or otherwise.

                  1.2.3 Except as otherwise specifically provided herein, any sum, amount item or charge designated or considered as Additional Rent in this Lease shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant in writing of the amount payable (or on the fifteenth day after the giving of such notice, whichever shall be later). Any such notice shall specify in reasonable detail the basis of such Additional Rent.

         1.3 Tenant will pay the Rent or Additional Rent due to Landlord, or to such other person as Landlord may from time to time designate in writing.

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                                   ARTICLE II

                             CONDITION OF PREMISES:

                         DELIVERY OF PREMISES TO TENANT

         2.1 The Premises are being leased in their condition as of the Commencement Date "as is", without representation or warranty of any kind. Tenant specifically acknowledges that it has inspected the Building and Lot and has found same, including without limitation all mechanical systems, roof, structure, parking areas, and ceiling tiles, to be satisfactory to Tenant for its purposes.

         2.2 If Landlord is prevented from delivering possession of the Premises to Tenant on the Commencement Date because of delays caused by strikes, riots, fire, acts of God, governmental intervention, refusal of current occupant to vacate, acts or omissions of Tenant, or other causes which are not within the reasonable control of Landlord (hereinafter, individually or collectively, "Excusable Delay"), then the Commencement Date shall be extended by one day for each day of an Excusable Delay. Notwithstanding the foregoing, in the event such Excusable Delay shall exceed an aggregate of 75 days, Tenant may, at its option, terminate this Lease by notice delivered to Landlord not later than twenty (20) days after the aggregate 75-day period (such right of termination being Tenant's sole and exclusive remedy at law or in equity against Landlord for Landlord's failure to so deliver possession of the Premises).

                                   ARTICLE III

                LANDLORD'S INTEREST AND ASSIGNMENT OF WARRANTIES

         3.1 Landlord represents that it holds its interest in the Premises pursuant to a duly registered deed, and that it has the right to make this Lease for the Term aforesaid; that the provisions of this Lease do not conflict with or violate the provisions of existing agreements between Landlord and third parties.

         3.2 Landlord shall assign to Tenant the benefit of any vendor's or contractors warranties received by Landlord on the Building or any component thereof or equipment located or installed therein.

                                   ARTICLE IV

                               TENANT'S COVENANTS

         Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

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         4.1      to pay when due all Annual Fixed Rent and Additional Rent and all other amounts due hereunder;

         4.2      (a)      except as otherwise provided in Section 4.2(b) and in
Articles V and X hereof, at Tenant's sole cost and expense to keep the Premises, including without limitation all underground storage tanks, if any, walks, drives, exterior walls, mechanical systems and parking area, in good order, repair and condition, reasonable wear and tear, damage by fire and other insured casualty and eminent domain only excepted, and all glass windows (except glass in exterior walls unless the damage thereto is attributable to Tenant's negligence or misuse) and doors of the Premises whole and in good condition with glass of the same quality as that injured or broken, damage by fire and other insured casualty and eminent domain only excepted, and at the expiration or termination of this Lease peaceably to yield up the Premises and all alterations and additions thereto in good order, repair and condition, reasonable wear and tear, damage by fire, insured casualty and eminent domain only excepted, first removing all goods and effects of tenant and, to the extent specified by Landlord by notice to Tenant at the time it consents to the installation of same, all alterations and additions made by Tenant or on behalf of Tenant and all partitions, and repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat. If, based upon Tenant's use of the Premises or upon any incident occurring on or about the Property during the Term of this Lease, Landlord reasonably believes that the Property may have been contaminated, then upon Landlord's written request Tenant will furnish to Landlord, not later than the Termination of this Lease, a report, prepared at Tenant's expense by an engineering firm qualified to make reports under Massachusetts General Laws Chapter 21E and reasonably acceptable to Landlord, stating that the Building and Lot have been examined for oil and hazardous waste contamination and that no such contamination was found on the Building or Lot (or that such contamination was found, but cleaned up and disposed of by Tenant and that the Building and Lot are now free of such substances). Notwithstanding the foregoing, if Tenant can demonstrate by clear and convincing evidence (including for example the chemical nature, off-Premises geographical source, the third-party responsible for, and approximate time of the subject discharges) that any such contamination or identifiable portion thereof was caused by a third party for whose conduct Tenant is not legally responsible, Tenant shall not be liable to Landlord for cleanup or removal or remediation of such contamination or identifiable portion thereof, as the case may be. If requested by Landlord, Tenant shall, at its cost, provide Landlord with an analysis by an environmental engineering from qualified pursuant to Massachusetts General Laws Chapter 21E to support any conclusion of non-liability advanced by Tenant.

                  (b) Tenant shall, not later than June 15, 1997, furnish to Landlord a report, prepared at Tenant's expense by an engineering firm qualified to make reports under Massachusetts General Laws Chapter 21E and reasonably acceptable to Landlord, stating that environmental testing has been performed in the vicinity of the existing underground storage tank on the Lot. Tenant shall indemnify and hold Landlord harmless from any and all damage, cost and expense incurred by Landlord as a result of the performance of such environmental testing. If the report indicates that oil and/or hazardous waste contamination was found on the

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Lot, and any remediation of same is required by applicable laws, Landlord shall indemnify and hold Tenant harmless from the costs and expenses of remediating such contamination whether performed by the Landlord or any third party. Notwithstanding the foregoing, if Landlord can demonstrate by clear and convincing evidence that any such contamination or identifiable portion thereof was caused by Tenant or a third party for whose conduct Tenant is legally responsible, Tenant shall be liable to Landlord for cleanup or removal or remediation of such contamination or identifiable portion thereof, as the case may be.

         4.3 continuously from the Commencement Date to use and occupy the Premises for the Permitted Uses, and not to injure or deface the Premises, Building or Lot, nor permit in the Premises and inflammable fluids or chemicals (except in accordance with law and with prior written notice to Landlord of Tenant's intention to use same), or nuisance, or the emission from the Premises of any objectionable noise or odor, nor use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or which would invalidate or increase the premiums for any insurance on the Building or its contents or which would render necessary any alteration or addition to the Building. Notwithstanding the foregoing, Tenant may vacate all or any part of the Premises during the Term, provided that (i) Tenant provides Landlord with reasonable prior written notice, (ii) Tenant continues to pay Rent and all other charges for the remainder of the Term, and (iii) Tenant takes all measures necessary to keep the Building secure; 4.4 to comply with all reasonable rules and regulations now or hereafter made by Landlord of which Tenant has been given advance written notice, for the care and use of the Building and Lot and their facilities and approaches;

         4.4 in its use of the Premises, to comply with the requirements of all applicable governmental laws, rules and regulations and to keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority, and to procure all required licenses and permits and to comply with such licenses and permits. Without limiting the generality of the foregoing, Tenant shall be responsible, in connection with Tenant's use of the Premises, for compliance with the Americans with Disabilities Act of 1990 (42 U.S.C. ss.12101 ET SEQ.) and the regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto (collectively, the "ADA Requirements");

         4.5 not to place a load upon the Premises exceeding an average rate of 75 pounds of live load per square foot of floor area (partitions shall be considered as part of the live load); and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize, such authorization not to be unreasonably withheld or delayed;

         4.6 to pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed; and,

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         4.7      to vacate the Premises upon the end of the Term should Tenant hold over after the termination of this Lease, by lapse of time or otherwise, Tenant shall become a daily tenant at sufferance at a rate equal to the then fair market rental rate of the Premises but in no event less than 1 1/2 times the Annual Fixed Rent in effect on the expiration or termination date. Tenant shall also pay Landlord all direct and foreseeable damages (including any loss of a tenant or rental income), sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

                                    ARTICLE V

                             MAINTENANCE AND REPAIRS

         5.1 During the Term of this Lease Tenant shall take reasonable care of the Premises and Landlord's fixtures and appurtenances therein and thereon and shall perform all maintenance and make all repairs and replacements to the Premises not specifically imposed upon Landlord by the express provisions hereof. All repairs and replacements made by Tenant shall be equal in quality to that in place on the Commencement Date. Notwithstanding the foregoing, with respect to the three (3) 200 ton chillers located on the roof of the Building, and any other mechanical system serving the Premises, Tenant shall repair same and keep same in good working order throughout the Term of this Lease. Should any of such chillers or other mechanical system or component thereof require replacement during the Term of this Lease, Tenant may replace same with a chiller or mechanical system or component thereof, as the case may be, of size, capacity, function and quality customarily found in buildings the size and type of the Building in the Route 128 area, which shall provide the Building with adequate heat, air conditioning and ventilation (or other mechanical service, as the case may be) for the Permitted Uses.

         5.2 Landlord's obligations under this Article shall consist of making all structural repairs, replacements and alterations (but excluding general maintenance and repairs of a non-structural nature) to the exterior and bearing walls of the Building and support beams, and columns and lateral support thereto, and to perform all repairs and restoration required by Article X. Landlord's obligations do not include, without limitation. repairs to or maintenance or replacement of plumbing or sewer lines, underground storage tanks, or the repair or replacement of the roof membrane and deck, the HVAC systems or the primary distribution electrical service equipment, all of which shall be Tenant's responsibility at Tenant's expense during the Tenant of this Lease or any extension thereof.

         5.3 Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs which Landlord is obligated to perform pursuant to the Terms of this Lease have been completed, but only to the extent that such stoppage is reasonably necessary under the circumstances; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance

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notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

         Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Section 10.1, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

                                   ARTICLE VI

                                    SERVICES

         Landlord shall not be required to furnish any services or utilities to the Premises during the Term of this Lease, the Tenant hereby assuming full and sole responsibility for the supply of and payment for such services and utilities.

                                   ARTICLE VII

                                  IMPROVEMENTS

         Subject to compliance with Articles IV and VM hereof, Tenant may place partitions, trade or other fixtures (including lighting fixtures), personal property, machinery, equipment and the like in the Premises (collectively, hereinafter "FF&E') and may make such improvements and alterations therein and thereon as it may desire at its own expense. All such things heretofore or hereafter made or installed by or for Tenant and paid for by Tenant shall remain the property of Tenant and in case of damage or destruction thereto by fire or other causes, Tenant shall have the right to recover the value thereof as its own loss from any insurance company with which it has insured the same, notwithstanding that any of such things might be considered a part of the Premises. At the expiration or earlier termination of the Term, Tenant shall remove all of FF&E and, to the extent specified by Landlord at the time it consents to the installation of same, all alterations and additions made by Tenant and all partitions, and shall repair any damage to the Premises caused by such removal. Any of such things which remain in the Premises after the expiration or termination of this Lease shall be deemed conclusively to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense. Notwithstanding the foregoing, Tenant shall not be required to remove pipes,

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wires and the like from walls, ceilings or floors, provided Tenant properly cuts, disconnects and caps such pipes and wires and seals them off, if necessary, in a safe and lawful manner.

                                  ARTICLE VIII

                                   ALTERATIONS

         8.1 NON-STRUCTURAL CHANGES. Tenant shall have the right, upon prior written notice to Landlord, at Tenants sole cost and expense, to make non-structural changes, alterations, additions, or improvements to or upon the Premises which do not interfere with any heating, air-conditioning, electrical or plumbing systems or structural element or the exterior of the Building, provided Landlord is furnished copies of all working drawings prepared in connection with such changes at least ten (10) days prior to the commencement of such work (except as to changes which involve primarily the movement of unfixed partitions, the configuration of Tenant space, painting, flooring, relocation of doors, and replacement of hung ceiling panels, in which event Landlord need not be furnished with copies of working drawings). Non-structural changes, alterations, additions and improvements shall include, without limitation, the installation, removal or relocation of light fixtures, trade fixtures and partitions that are not bearing walls. If any such non-structural changes, alterations, additions or improvements are not readily adaptable to normal office and/or engineering and research and development uses at reasonable expense, Landlord may, by notice delivered within ten (10) days of Landlord's receipt of plans with respect thereto (or if no plans are required, within ten
(10) days of Landlord's receipt of prior written notice of the installation thereof), require Tenant, upon expiration of the Lease, to restore those portions of the Premises containing such modifications to the condition existing prior to the making of such modifications.

         8.2 STRUCTURAL CHANGES. Tenant shall have the right, at Tenant's sole cost and expense, to make structural changes, alterations, additions or improvements to or upon the Premises, provided that Tenant obtains the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which (a) affects or might affect any structural or exterior element of the Building, or (b) will require unusual expense to re-adapt the Premises to normal office and/or engineering and research and development uses upon termination of the Lease or increase the cost of insurance or taxes on the Building unless Tenant first gives assurance acceptable to Landlord for payment of such increased cost and that such re-adaptation will be made prior to such termination without expense to Landlord.

                  8.2.1 At least thirty (30) days prior to commencing such work, Tenant shall furnish Landlord with copies of the plans and specifications for such work. Landlord agrees to review such plans and specifications promptly upon receipt thereof, and to notify Tenant of its approval or any comments within (30) days of such receipt.

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                  8.2.2 As a condition of its consent, and simultaneously with the grant thereof, Landlord may, in its reasonable discretion: (i) require Tenant, at Tenant's sole cost and expense, to perform certain additional work if such work is necessary to correct impairments to the structure of the Building or to mechanical systems which would be caused by the proposed changes; and/or (ii) notify Tenant that Landlord will require Tenant, upon expiration of the Lease, to restore portions or all of the Premises to the condition existing prior to the making of such modifications if (but only if) such structural changes, alterations, additions or improvements are unusual in nature or not readily adaptable to normal engineering and research and development uses at a reasonable expense.

         8.3      With respect to all work by Tenant pursuant to Section 8.1 or
8.2 hereof, Tenant shall secure all licenses and permits necessary therefor, and, if requested by. Landlord, deliver to Landlord a statement of the names of all Tenant's contractors and subcontractors and the estimated cost of all labor and material to be furnished by them. In the course of such work, Tenant agrees
(i) to use labor compatible with that being employed by Landlord for work in or to the Building, and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building. Tenant's contractors shall (i) carry general liability insurance with limits of at lease $1,000,000/$3,000,000, and property damage insurance with limits of at least $1,000,000 (all insurance to be written in companies reasonably approved by Landlord and insuring Landlord and Tenant as well as the contractors), and deliver to Landlord certificates of all such insurance, and (ii) in the event that the cost of such work exceeds $250,000.00, have filed with Landlord lien bonds and the like in form acceptable to Landlord.

         8.4 Tenant agrees to pay promptly when due the entire cost of work to be done on the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and immediately to discharge any such liens which may so attach.

         8.5 All construction work required or permitted by this Lease shall be done in a good and workmanlike manner and in compliance with all applicable laws and ordinances, regulations and orders of governmental authority and insurers of the Building, and shall be coordinated with any work being performed by Landlord.

                                   ARTICLE IX

                                   INSPECTION

         The Landlord shall, upon at least twenty-four (24) hours prior verbal notice (except in the case of emergency) to Tenant's designated representative, have the right at all reasonable times during business hours to inspect the Premises and show the same to prospective mortgagees, purchasers and/or tenants, and at all times to make repairs or replacements as required by this Lease or as may be necessary, provided, however, that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy of the Premises.

                                    ARTICLE X

                           FIRE, EMINENT DOMAIN, ETC.

         10.1 ABATEMENT OF RENT. If the Premises shall be damaged by fire or casualty, Annual Fixed Rent and other charges payable by Tenant shall abate proportionately for the period in which, by reason of such damage, there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of all or a portion of the Premises, but such abatement or reduction shall end upon the date on which Landlord shall have substantially restored the Premises (excluding any alterations, additions or improvements made by Tenant) to the condition in which they were prior to such damage. If the Premises or access thereto shall be affected by any exercise of the power of eminent domain, Annual Fixed Rent and other charges payable by Tenant shall be jointly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant. In no event shall Landlord have any liability for damages to Tenant for inconvenience, annoyance, or interruption of business arising from such fire, casualty or eminent domain.

         10.2 LANDLORD'S RIGHT OF TERMINATION. If the Premises are substantially damaged by fire or casualty (the term "substantially damaged" meaning damage of such a character that the same cannot, in ordinary course, reasonably be expected to be repaired within two-hundred seventy (270) days from the time the repair work would commence), or if there is insufficient insurance proceeds available to restore the Premises and the loss is not covered by insurance referred to in Section 11.1 hereinbelow, or if any material part of the Building is taken by any exercise of the right of eminent domain, then Landlord shall have the right to terminate this Lease (even if Landlord's entire interest in the Premises may have been divested) by giving notice of Landlord's election so to do within 90 days after the occurrence of such casualty or the effective date of such Notice, whereupon this Lease shall terminate thirty (30) days after the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

         10.3 RESTORATION. If the Premises shall be damaged by fire or casualty which is covered by the insurance referred to in Section 11.1 hereinbelow, or a portion thereof taken by the exercise of the right of eminent domain and if this Lease shall not be terminated pursuant to Section 10.2, Landlord shall thereafter use due diligence to restore the Premises (excluding any alterations, additions or improvements made by Tenant) to proper condition for Tenant's use and occupation, provided that Landlord's obligation shall be limited to the amount of insurance proceeds or eminent domain award available therefor. If, for any reason, such restoration shall not be substantially completed within six months after the expiration of the 90-day period referred to in Section 10.2 (which six-month period may be extended for such periods of time as Landlord is prevented from proceeding with or completing such restoration for any cause beyond Landlord's reasonable control), Tenant shall have the right to terminate this Lease by giving notice to Landlord thereof within thirty (30) days after the expiration of such period (as so extended). Upon the giving of such notice, this Lease shall cease and come to an end without further liability or obligation on the part of either party unless, within such 30-day period, Landlord substantially completes such restoration. Such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to complete such restoration.

         10.4 AWARD. Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Property and leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's removable property, leasehold improvements or FF&E installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recover-able by Landlord from the taking authority.

                                   ARTICLE XI

                                    INSURANCE

         11.1 Tenant shall, from and after the Commencement Date hereof, maintain insurance covering the Building against loss, damage or destruction caused by boiler explosion, fire and the perils specified in the standard extended coverage endorsement, and by vandalism and malicious mischief, and by earthquake and flood, and for other risks customarily insured against by owners of similar buildings in the vicinity of the Building. Coverage shall equal one hundred percent (100%) of the replacement cost of the Building. Tenant shall also maintain (i) liability insurance in the amount of at least $1,000,000/$3,000,000, (ii) property damage insurance in the amount of at least $3,000,000, or such greater amounts as Landlord shall from time to time reasonably request, and (iii) rent loss insurance covering at least twelve (12) months of rent. All such policies shall be in form and substance reasonably acceptable to Landlord and shall name Landlord (and those in privity of estate with Landlord), Landlord's mortgagee and Tenant as a loss payee, and shall bear the endorsement that such policies shall not be cancelled until after thirty
(30) days written notice to Landlord. Tenant shall deposit promptly with Landlord certificates evidencing such coverage. In the event of any casualty or other insured damage to the Building, all insurance proceeds shall be made available for the restoration of the Building, and any mortgage covering the Building shall so provide, subject, however, to the terms and conditions of such mortgage which govern the application and disbursement of insurance proceeds for restoration.

         11.2 Notwithstanding anything else to the contrary in this Lease contained, the parties hereto agree that neither party, nor its agents, employees, contractors or invitees, shall be liable to the other for loss or damage caused by any risk covered by any of the insurance coverages herein described, and in implementation hereof, the parties hereby agree as follows:

                           (a) If Landlord shall suffer any loss, damage,
                  liability or expense for which Tenant shall be obligated to pay Landlord, Tenant shall have as an offset against said obligation the greater of (i) the net proceeds of any insurance that Landlord receives with respect to such loss, damage, liability or expense or (ii) the amount of insurance coverage Landlord has agreed to obtain, regardless of whether Landlord actually has obtained it, if such loss, damage, liability or expense shall have resulted from a risk or peril required hereunder to have been covered by such insurance.

                           (b) If Tenant shall suffer any loss, damage,
                  liability or expense for which Landlord shall be obligated to pay Tenant, Landlord shall have as an offset against said obligation the greater of (i) the net proceeds of any insurance that Tenant receives with respect to such loss, damage, liability or expense or (ii) the amount of insurance coverage Tenant has agreed to obtain, regardless of whether Tenant actually has obtained it, if such loss, damage, liability or expense shall have resulted from a risk or peril required hereunder to have been covered by such insurance.

                           (c) Notwithstanding the foregoing with respect to the
                  offset in the amount of insurance proceeds received, the parties acknowledge that such offset shall not cause the insurer which has paid the proceeds to declare the governing policy invalid. The parties therefore mutually agree that each shall obtain a rider to, endorsement on, or clause in, any insurance policy covering the Premises and the Building and personal property, fixtures and equipment located therein by which their insurers shall waive subrogation. By virtue of such rider, endorsement, or clause, the parties hereby agree that they will not make any claim against or seek to recover from each other for any loss or damage to their own property or to the property of others by reason of a risk or peril covered by such insurance.

         11.3 Tenant agrees and acknowledges that all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord.

         11.4 Tenant hereby covenants that in the event of any loss, damage or destruction of the Building and improvements on the Premises which Landlord is required by the operation of Article X to repair and restore, the proceeds which are payable under policies of insurance carried by Tenant, together with the amount of any deductible limits established by Tenant, shall upon request of Landlord, first be paid over to Landlord to repair and reconstruct the Building and improvements on the Premises to the extent required by this Lease, before such proceeds are applied in any other manner including, without limitation, the satisfaction of Tenant's debts secured by a mortgage or other lien instrument, or interest thereon.

                                   ARTICLE XII

                                      TAXES

         12.1     (a)      For the purposes of this Article, the term "Tax Year"
shall mean the twelve-month period commencing on the July 1 immediately pending the Commencement Date and each twelve-month period thereafter commencing during the Term of this Lease. The term "Taxes" shall mean real estate taxes and other taxes, levies and assessments imposed upon the Property; charges, fees, assessments and payments for transit, housing, police, fire or other governmental services or purported benefits to the Property; and service or user payments in lieu of taxes. Betterment assessments and interest thereon shall be apportioned equally over the longest period permitted by law. Taxes for the years in which this Lease commences and terminates shall be prorated.

                  (b) Tenant shall pay all Taxes assessed on the Property during the Term of this Lease on or before the date upon which they are due to be paid without interest. Promptly after receipt by Landlord of bills for such Taxes, Landlord shall advise Tenant of the amount thereof (and shall provide Tenant with a copy of same) and the computation of Tenant's payment on account thereof Landlord shall have the same rights and remedies for the non-payment by Tenant of any payments due on account of Taxes as Landlord has hereunder for the failure of Tenant to pay Annual Fixed Rent.

         12.2     (a)      If some method or type of taxation shall replace the
current method of assessment of real estate taxes in whole or in part, or the type thereof, or if additional types of taxes are imposed upon the Property or Landlord relating to the Property, Tenant agrees that Tenant shall pay the same as an additional charge.

                  (b) If a tax (other than Federal or State income tax) is assessed on account of the rents or other charges payable by Tenant to Landlord under this Lease, Tenant agrees to pay the same as an additional charge within ten (10) days after billing therefor, unless applicable law prohibits the payment of such tax by Tenant.

         12.3 Tenant shall have the right, by appropriate proceedings, to protest or contest any assessment or re-assessment for Taxes, or any special assessment, or the validity of either, or of any change in assessments or the tax rate.

         12.4 In any such contest or proceedings, Tenant may act in its own name and/or the name of Landlord and Landlord will, at Tenant's request, cooperate with Tenant in any way Tenant may reasonably require in connection with such contest or proceedings. Landlord shall sign such consents or other documents as Tenant may reasonably request. Any contest or proceedings conducted by Tenant shall be at Tenant's expense and, in the event any penalties, interest or late charges become payable with respect to the Taxes as a result of such contest, Tenant shall pay the same. Landlord shall be solely responsible for the payment of any penalties, interest or late charges which are imposed through no fault of Tenant.

         12.5 Tenant shall be entitled to receive any tax refunds properly allocable to the Term of this Lease, as it may be extended, and relating to Taxes paid by Tenant, as a result of any such contests or proceedings.

                                  ARTICLE XIII

                                      SIGNS

         Tenant shall have the exclusive right to place its signs anywhere in, on and about the Building, the Lot and land, provided the same are in compliance with all applicable laws and ordinances, are in good taste and in keeping with a quality industrial park, are first approved by Landlord which approval shall not be unreasonably withheld or delayed, are purchased and installed at the sole cost and expense of Tenant and are removed from the Premises at the expiration or earlier termination of the Term hereof.

                                   ARTICLE XIV

                                     DEFAULT

         14.1     (a)      If at any time subsequent to the date of this Lease
any one or more of the following events (herein referred to as a "Default of Tenant') shall happen:

                           (i) Tenant shall fail to pay the Annual Fixed Rent or other charges hereunder when due and such failure shall continue for five (5) full business days after Tenant's receipt of written notice; or

                           (ii) Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed, and Tenant shall fail to remedy the same within thirty (30) days after written notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

                           (iii) Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

                           (iv) Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

                           (v) A petition shall be filed against Tenant in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any debtor in possession (whether or not Tenant) trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive);

         then in any such case (1) if such Default of Tenant shall occur prior to the Commencement Date, this Lease shall IPSO FACTO, and without further act on the part of Landlord, terminate, and (2) if such Default of Tenant shall occur after the Commencement Date, Landlord may terminate this Lease by notice to Tenant, and thereupon this Lease shall come to an end as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease, and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

                  (b) If this Lease shall be terminated as provided in this Article, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant, then Landlord may, without notice, re-enter the Premises, either by summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to reenter or to institute legal proceedings to that end.

                  (c) In the event of any termination, Tenant shall pay the Annual Rent and other sums payable hereunder up to the time of such termination, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Premises shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as liquidated current damages, the Annual Fixed Rent and other sums which would be payable hereunder if such termination had not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days which the Annual Rent would have been payable hereunder if this Lease had not been terminated.

                  (d) At any time after such termination, whether or not Landlord shall have collected any such current damages: as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord an amount equal to the aggregate of the Annual Fixed Rent and other charges accrued under the Lease in the twelve (12) months ended next prior to such termination (or such shorter period of time as would have remained in the Term but for such termination) plus the amount of Annual Fixed Rent and other charges of any kind accrued and unpaid at the time of termination.

                  (e) In the case of any Default of Tenant, re-entry, expiration and dispossession by summary proceeding or otherwise, Landlord may
(i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant reasonable concessions or free rent-to the extent that Landlord considers advisable and necessary to re-let the same and (ii) may make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of re-letting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failures to re-let the Premises provided that Landlord agrees to use commercially reasonable efforts to re-let the Premises, or, in the event that the Premises are re-let, for inability reasonably to collect the rent under such re-letting. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

                  (f) The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled to lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

                  (g) All reasonable costs and expenses incurred by or on behalf of Landlord (including, without limitation, attorneys' fees and expenses) in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

         14.2 Landlord shall in no event be in default of the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord specifying wherein Landlord has failed to perform any such obligations.

                                   ARTICLE XV

                                     NOTICES

         Whenever, by the terms of this Lease, notices, consents or approvals shall or may be given either to Landlord or to Tenant such notices, consents or approvals shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by a recognized national courier service ("Courier"):

         If intended for Landlord, addressed to Landlord at Landlord's address first set forth above (or to such other address as may from time to time hereafter by designated by Landlord by like notice), with a copy to William S. Abbott, Esq., 50 Congress Street, Suite 925, Boston, MA 02109.

         If intended for Tenant, addressed to Tenant at Tenant's address first set forth above until the Commencement Date and thereafter to the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice), Attention:
         Robert Leahy, CFO, with a copy to Paul L. Baccari, Esq., Masterman, Culbert & Tully, One Lewis Wharf, Boston, MA 02110.

All such notices shall be effective when deposited in the United States Mail within the Continental United States, or the next day if sent by Courier, provided that the same are received in ordinary course at the address to which the same were sent.

                                   ARTICLE XVI

                            ASSIGNMENT AND SUBLETTING

         16.1 Tenant may assign this Lease or sublet the Premises or any portion thereof only with the prior written consent of Landlord, which consent may be withheld at Landlord's sole discretion except as hereinafter expressly otherwise provided. Landlord agrees not to withhold its consent to any subletting of all or any portion of the Premises, provided Tenant requests same in writing ("Tenant's Request"), and provided (i) at the time thereof Tenant is not in default under this Lease beyond any applicable cure period; (ii) Landlord, in its discretion reasonably exercised, determines that the proposed sublessee is not financially irresponsible, and that the reputation, business, proposed use of the Premises by the proposed sublessee are satisfactory to Landlord; (iii) any sublessee shall expressly assume all obligations of this Lease on Tenant's part to be performed; (iv) such consent, if given, shall not release Tenant of any of its obligations under this Lease (including, without limitation, its obligation to pay rent) and Tenant's liability after any subletting shall be joint and several with the sublessee; (v) Tenant shall reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with Tenant's Request; (vi) Tenant agrees specifically to pay over to Landlord, as additional rent, fifty percent (50%) of all sums provided to be paid under the terms and conditions of such sublease which are in excess of the amounts otherwise required to be paid pursuant to this Lease; and (vii) a consent to one subletting to any other person shall not be deemed to be a consent to any subsequent subletting. Any assignment subletting or occupancy without Landlord's prior consent shall be void and shall, at the option of Landlord, constitute a default under this therein shall be assignable as to the interest of Tenant by operation of law without the prior written consent of Landlord, which consent may be arbitrarily withheld. Tenant agrees that in the event that Landlord withholds its consent to Tenant's Request contrary to the provisions of this paragraph, Tenant's sole remedy shall be to seek an injunction in equity to compel performance by Landlord to give its consent to Tenant's Request, and Tenant expressly waives any right to damages in the event of such withholding of consent by Landlord to Tenant's Request.

         16.2 The provisions of Section 16.1 shall apply to a transfer (by one or more transfers) of a majority of the stock or partnership interests, or other evidences of ownership of Tenant as if such transfer were an assignment of this Lease; but such provisions shall not apply to transactions with an entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or to any entity which controls or is controlled by Tenant or is under common control with Tenant, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer,
(ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least 10 days prior to the effective date of any such reaction, and (iii) the assignee agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder including, without limitation, the covenant against further assignment or subletting; and provided further that this Section 16.2 shall not apply to the transfer of stock of Tenant so long as the stock of Tenant is publicly traded on a nationally recognized stock exchange.

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

         17.1 EXTRA HAZARDOUS USE. Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything keep anything therein, which shall increase the rate of property or liability insurance on the Premises or of the Building above the standard rate applicable to premises being occupied for Permitted Uses unless Tenant notifies Landlord in advance of such event and then promptly pays to Landlord, on demand, any such increase resulting therefrom which shall be due and payable as an additional charge hereunder, or provides to Landlord insurance certificates indicating coverage for same at Tenant's sole expense protecting Landlord and Tenant.

         17.2 WAIVER. (a) Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

                  (b) No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account of the earliest installment of any payment due from Tenant under the provisions hereof. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

         17.3 COVENANT OF QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease, on payment of the Annual Fixed Rent and all other charges and observing, keeping and performing all of the other terms and provisions of this Lease on Tenant's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

         17.4 LANDLORD'S LIABILITY. (a) Tenant specifically agrees to look solely to Landlord's then equity interest in the Property at the time owned, for recovery of any judgment from Landlord; it being specifically agreed that Landlord (original or successor) shall never be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or to take any action not involving the personal liability of Landlord (original or successor) to respond in monetary damages from Landlord's assets other than Landlord's equity interest in the Property.

                  (b) With respect to any services to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond Landlord's reasonable control, or for any cause due to any act or neglect of Tenant or Tenant's servants,, agents, employees, licensees or any person claiming by, through or under Tenant.

                  (c) In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages suffered by Tenant from whatever cause.

                  (d) With respect to any repairs or restoration which are required or permitted to be made by landlord, the same may be made during normal business hours and Landlord shall have no liability for damages to Tenant for inconvenience, annoyance or interruption of business arising therefrom; provided that Landlord agrees to use reasonable efforts to minimize interference with Tenant's business.

         17.5 NOTICE TO MORTGAGEE OR GROUND LESSOR. After receiving notice from any person, firm or other entity that it holds a mortgage or a ground lease which includes the Premises, no notice from Tenant to Landlord alleging any default by Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor (provided Tenant shall have been furnished with the name and address of such holder or ground lessor), and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

         17.6 ASSIGNMENT OF RENTS AND TRANSFER OF TITLE. (a) With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

                  (b) In no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser. For all purposes, such seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser lessor. In the event of a sale or leaseback, the purchaser and the fee holder shall provide to Tenant a non-disturbance and attornment agreement whereby such purchaser and fee holder, as the case may be, agrees to recognize the Lease (and Tenant agrees to attorn in such event) in the event that the seller/lessee defaults.

                  (c) Except as provided in paragraph (b) of this Section, in the event of any transfer of title to the Property by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder arising after the date of such transfer.

         17.7 TENANT'S INDEMNITY. To the maximum extent this agreement may be made effective according to law, Tenant agrees to defend, indemnify and save harmless Landlord from and against all claims, loss, liability, costs and damages of whatever nature arising from any default by Tenant under this Lease or from the following: (i) from any accident, injury or damage whatsoever to any person, or to the property of any person, occurring in or about the Building or Lot (except those due to Landlord's negligence or willful misconduct); or (ii) in connection with the conduct or management of the Premises or of any business therein, or any thing or work whatsoever done, or any condition created (other than by Landlord) in or about the Premises; and, in any case, occurring after the date of this Lease, until the end of the Term of this Lease, and thereafter so long as Tenant is in occupancy of the Premises. This indemnity and hold harmless agreement shall include indemnity against all reasonable costs, expenses and liabilities incurred in, or in connection with, any such claim or proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees and costs at both the trial and appellate levels.

         17.8 ADDITIONAL CHARGES. If Tenant shall fail to pay when due any sums under this Lease as an additional charge, Landlord shall have the same rights and remedies as Landlord has hereunder for failure to pay Annual Fixed Rent.

         17.9 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by Law.

         17.10 PROVISIONS BINDING, ETC. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant or Landlord shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give consent to a particular assignment as provided elsewhere in this Lease.

         17.11 RECORDING. Tenant agrees not to record this Lease, but each party hereto agrees, on the request of the other, to execute a so-called notice of lease in form recordable and complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in Lease, and is not intended to vary the terms and conditions of this Lease.

         17.12 WHEN LEASE BECOMES BINDING. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

         17.13 PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Lease.

         17.14 RIGHTS OF MORTGAGEE OR GROUND LESSOR. This Lease shall be subordinate to any mortgage or ground lease from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, if the holder of such mortgage or ground lease shall so elect provided that the holder of such mortgage or ground lease shall provide Tenant with a subordination, non-disturbance and attornment agreement (the "Agreement") in form and substance reasonably acceptable to Tenant (it being agreed that the form and substance of the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit ND is reasonably acceptable to Tenant). If this Lease is subordinate to any mortgage or ground lease and the holder thereof (or successor) shall succeed to the interest of Landlord, Tenant shall attorn to such holder (or successor) and this Lease shall continue in full force and effect between such holder (or successor) and Tenant in accordance with the terms of the Agreement. Tenant agrees to execute such Agreement in confirmation of the foregoing provisions as such holder may request, and Tenant hereby appoints such holder (or successor) as Tenant's attorney-in-fact to execute such Agreement upon default of Tenant in complying with such holder's (or successor's) request.

         17.15 STATUS REPORT. Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees, ground lessors, or the like, the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to the Landlord, or the holder of any mortgage or ground lease encumbering the Premises, or to Tenant, as the case may be, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgment that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease.

         17.16 REMEDYING DEFAULTS. Landlord shall have the right, but shall not be required, to pay such sums or to do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums, together with interest thereon at a rate equal to 4% over the prime rate in effect from time to time at the First National Bank of Boston as an additional charge. Any payment of Annual Fixed Rent or other sums payable hereunder not paid when due shall, at the option of Landlord, bear interest at a rate equal to 4% over the prime rate in effect from time to time at the First National Bank of Boston from the due date thereof and shall be payable forthwith on demand by Landlord, as an additional charge.

         17.17 BROKERAGE. Tenant warrants and represents that Tenant has dealt with no broker in connection with the consummation of this Lease other than Lynch, Murphy, Walsh & Partners Incorporated (the "Broker") and, in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify Landlord against any such claim (except any claim by the Broker). Landlord shall hold Tenant harmless with respect to any brokerage commissions due to the Broker in connection with the consummation of this transaction, except to the extent that Tenant has breached the foregoing warranty.

         17.18 FIRST OPTION TO EXTEND. Tenant shall have the option to extend the initial Term as to the entire Premises for one (1) period of four (4) years (the "First Extension Period"), upon the same terms and conditions then in effect with respect to the Premises, except for Annual Fixed Rent, which shall be determined as provided hereinbelow, provided that at the time such option to extend is exercised and at the expiration of the initial Term Tenant shall not be in default under this Lease beyond any applicable cure period.

         The Annual Rent for the First Extension Period payable with respect to the Premises shall be the greater of (i) 90% of the prevailing fair market rental rate for the Premises as of the date of commencement of the First Extension Period, as determined as hereinafter set forth, or (ii) the Annual Fixed Rent payable by Tenant with respect to the Premises for the last Lease Year during the initial Term.

         At any time after November 15, 2000 and prior to February 1, 2001, Tenant may request Landlord to inform Tenant of the prevailing fair market rental rate for the Premises which will be in effect for the First Extension Period, and in such event Landlord shall within thirty (30) days thereafter notify Tenant as to the prevailing fair market rental rate for the First Extension Period as of the commencement of the First Extension Period, as determined by Landlord.

         If Tenant elects to exercise the First Option to Extend, Tenant shall do so by written notice to Landlord ("Tenant's Exercise") given not later than March 14, 2001. If Tenant fails to exercise the First Option to Extend within the aforesaid time period, Tenant's right to any extension of the Term of this shall expire. Tenant's Exercise shall contain a statement from Tenant that it either accepts or rejects Landlord's determination of the prevailing fair market rental rate for the Premises. If Tenant rejects Landlord's determination of the prevailing fair market rental rate for the Premises. then Tenant's Exercise shall also contain the name of one qualified appraiser. In such event Landlord shall, within thirty (30) days of Landlord's receipt of Tenant's Exercise, provide Tenant with written notice of a second qualified appraiser, and these two qualified appraisers shall name a third. It shall then be the duty of the appraisers to ascertain the prevailing fair market rental rate for the Premises, and if any appraiser shall neglect or refuse to appear at any meeting appointed by the appraisers, a majority may act in the absence of such appraiser. An appraisers' determination of the prevailing fair market rental rate for the Premises shall be conclusive and shall be binding upon Landlord and Tenant. Landlord and Tenant shall each be responsible for the costs of their respective appraiser, and Landlord and Tenant shall each be responsible for fifty percent (50%) of the costs of the third appraiser. An appraiser hereunder shall be deemed qualified if a member in good standing of the American Institute of Real Estate Appraisers or a comparable recognized professional organization and such appraiser has at least five years experience in providing fair market rental value appraisals of commercial real estate in Route 128 area. The third appraiser that is selected by the two appraisers that are appointed by Landlord and Tenant respectively must not have undertaken appraisal or other such work on behalf of either party or any affiliates of either party during the firm year period before such third appraiser's selection.

         17.19 SECOND OPTION TO EXTEND. Tenant shall have the option to further extend the Term as to the entire Premises for one (1) period of five (5) years (the "Second Extension Period"), upon the same terms and conditions then in effect with respect to the Premises, except for Annual Fixed Rent, which shall be determined as provided hereinbelow, provided that (i) Tenant has exercised its First Option to Extend in a. timely manner in accordance with
Section 17.18, and (ii) at the time such option to extend is exercised and at the expiration of the First Extension Period Tenant shall not be in default under this Lease beyond any applicable cure period.

         The Annual Rent for the Second Extension Period payable with respect to the Premises shall be the greater of (i) 90% of the prevailing fair market rental rate for the Premises as of the date of commencement of the Second Extension Period, as determined as hereinafter set forth, or (ii) the Annual Fixed Rent payable by Tenant with respect to the Premises for the last Lease Year during the First Extension Period.

         At any time after November 15, 2004 and prior to February 1, 2005, Tenant may request Landlord to inform Tenant of the prevailing fair market rental rate for the Premises which will be in effect for the Second Extension Period, and in such event Landlord shall within thirty (30) days thereafter notify Tenant as to the prevailing fair market rental rate for the Second Extension Period as of the commencement of the Second Extension Period, as determined by Landlord.

         If Tenant elects to exercise the Second Option to Extend, Tenant shall do so by written notice to Landlord ("Tenant's Exercise") given not later than March 14, 2005. If Tenant fails to exercise the Second Option to Extend within the aforesaid time period, Tenant's right to any extension of the Tenant of this Lease shall expire. Tenant's Exercise shall contain a statement from Tenant that it either accepts or rejects Landlord's determination of the prevailing fair market rental rate for the Premises. If Tenant rejects Landlord's determination of the prevailing fair market rental rate for the Premises, then Tenant's Exercise shall also contain the name of one qualified appraiser. In such event Landlord shall, within thirty (30) days of Landlord's receipt of Tenant's Exercise, provide Tenant with written notice of a second qualified appraiser, and these two qualified appraisers shall name a third. It shall then be the duty of the appraisers to ascertain the prevailing fair market rental rate for the Premises, and if any appraiser shall neglect or refuse to appear at any meeting appointed by the appraisers, a majority may act in the absence of such appraiser. The appraisers' determination of the prevailing fair market rental rate for the Premises shall be conclusive and shall be binding upon Landlord and Tenant Landlord and Tenant shall each be responsible for the costs of their respective appraiser, and Landlord and Tenant shall each be responsible for fifty percent (50%) of the costs of the third appraiser. An appraiser hereunder shall be deemed qualified if a member in good standing of the American Institute of Real Estate Appraisers or a comparable recognized professional organization and such appraiser has at least five years experience in providing fair market rental value appraisals of commercial real estate in Route 128 area. The third appraiser that is selected by the two appraisers that are appointed by Landlord and Tenant respectively must not have undertaken appraisal or other such work on behalf of either party or any affiliates of either party during the three year period before such third appraisers selection.

         17.20 GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

NEEDHAM 152 SECOND AVENUE TRUST


By:
    ------------------------------------------
    Arthur G. Carlson, Jr., as Trustee but
    not individually



By:
    ------------------------------------------
    William J. Ford, Jr., as Trustee but not
    individually


TENANT:

BROOKTROUT TECHNOLOGY, INC.


By:
    ------------------------------------------
    Hereunto duly authorized

Title:

                                    Exhibit A

                             Description of Premises

         The following described real property, together with the buildings and improvements constructed thereon, situated on Second Avenue in the New England Industrial Center, in Needham, County of Norfolk, Massachusetts, bounded and described as follows:

PARCEL I (Registered Land):

SOUTHWESTERLY              by Second Avenue, two hundred twenty six and 56/100
                           (226.56) feet;

NORTHWESTERLY              by lot numbered 29, as indicated on plan hereinafter
                           referred to, two hundred thirty nine and 80/100
                           (239.80) feet;

NORTHEASTERLY              by lands now or formerly of Christopher Kalinowski et
                           al and of John Mroczka et al, one hundred forty six and 51/100 (146.51) feet;

NORTHERLY                  by land now or formerly of said John Mroczka et al,
                           eighty six and 31/100 (86.31) feet;

SOUTHEASTERLY              one hundred eight and 89/100 (108.89) feet;

NORTHEASTERLY              seventy seven and 03/100 (77.03) feet, by land now or
                           formerly of Chester Mickowski;

SOUTHEASTERLY              by lot numbered 36, as shown on said plan, one
                           hundred sixty eight and 02/100 (168.02) feet; and

SOUTHERLY                  by land now or formerly of Orono Corporation, one
                           hundred eighteen and 97/100 (118.97) feet.

         Said parcel is shown as lot numbered 37 on a plan drawn by William S. Crocker Inc., Civil Engineer, dated April 22, 1957, as approved by the Land Court, filed in the Land Registration Office as No. 24606H, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 59771, Sheet 1, Book 299.

         So much of the above described land as is included within the limits of said Second Avenue is subject to such highway easements as were taken therein by the Town of Needham under instrument dated April 13, 1954 and duly recorded in Book 3253, Page 315; to such easement for sewer, water and drainage purposes as set forth in a grant made by Gerald W. Blakeley, Jr., et al, Trustees to the Town of Needham, dated May 18, 1954, duly recorded in

Book 3263, Page 57; and to such private rights and easements as may exist in, under or over the same at date of original decree.

         So much of the above described land as is included within the area marked "The New York, New Haven and Hartford Railroad Company Easement" on said plan is subject to rights and easements as set forth in a grant made by Gerald
W. Blakeley, Jr., et al, Trustees to the New York, New Haven and Hartford Railroad Company, dated March 26, 1954, duly recorded in Book 3252., Page 421.

         The above described land is subject to rights and easements as set forth in a grant made by Gerald W. Blakeley, Jr., et al, Trustees to the Company and New England Telephone and Telegraph Company, dated March 12, 1954, duly recorded in Book 3248, Page 3.

The above described land is subject also to and has the benefit of the rights, restrictions etc., as set forth or referred to in Document No. 194917.

PARCEL 2 (Recorded Title not registered)

SOUTHWESTERLY              by Second Avenue, 16 feet;

NORTHWESTERLY              28 feet on a line in said Second Avenue and by a
                           curved line by said lot 37,79.21 feet;

SOUTHWESTERLY              77.27 feet and 28 feet on a line in said Second
                           Avenue by land now or formerly of Orono Corporation;

         Or however otherwise said premises may be bounded and described and be all or any of said measurements and contents more or less.

         Said parcel is shown as Lot I on said Plan 24606H, filed in the Engineer's Office of the Land Court and contains 774 square feet to side line of Second Avenue according thereto. Title to said parcel is not registered. This Parcel is Parcel 2 described in three deeds, one to each of the Grantor Trusts which are the Landlord's predecessors in title, and recorded with the Norfolk Registry of Deeds in Book, 3598, Page 417-419. These Premises are subject to and with the benefit of rights, covenants and restrictions referred to therein.

         Parcels 1 and 2 are also subject to a mortgage to the Provident Institution for Savings in the Town of Boston, Registered as Document No. 329796, and recorded in Book 4892, Page 181.

                                   EXHIBIT ND

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT, dated as
of                 , is made among                       , a corporation with
a principal place of business at                 , (hereinafter, the "Tenant"),
                     , having an address                       , (hereinafter,
collectively the "Borrower"), and                        having a usual place
of business at                  (hereinafter, the "Bank"), the Mortgagee under
a certain Mortgage and Security Agreement granted by the Borrower to the Bank dated on the date hereof and filed for registration herewith (hereinafter, the "MORTGAGE".

                                   WITNESSETH:

         WHEREAS, the Borrower is the owner of real property with buildings and
improvements thereon located at         , Needham, Massachusetts (hereinafter,
the "Premises") as further described in Certificate of Title No. filed with the Norfolk District Land Registry Office (hereinafter, the "Registry"); and

         WHEREAS, the Tenant and the Borrower have entered into a certain Lease Agreement dated June 18, 1996 (hereinafter, said Lease Agreement shall be referred to as the "LEASE") with respect to the Premises, Notice of which Lease is filed herewith; and

         WHEREAS, the Borrower has entered into a loan arrangement with the Bank pursuant to which the Borrower has granted the Mortgage to the Bank and collaterally assigned the Borrower's interest in the Lease to the Bank, as provided in the Collateral Assignment of Leases and Rents dated on the date hereof filed for registration herewith (the "Collateral Assignment"); and

         WHEREAS, the Bank has indicated that the Bank requires as a condition to the establishment of such loan arrangement an agreement with the Tenant as to the priority of the Lease and the relative rights of the Bank and Tenant thereto,

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the Tenant, the Borrower, and the Bank hereby agree as follows:

         1. REPRESENTATIONS BY TENANT AND BORROWER. The Tenant and the Borrower hereby represent and warrant the following to be true as of the date hereof.

                  (a) That the Lease is a complete statement of the agreement between the parties thereto with respect to the letting of the Premises;

                  (b) That the Lease is currently in full force and in effect according to its terms and is a binding obligation of the Tenant and the Borrower as of the date hereof; and

                  (c) That the Tenant is not now in default (beyond applicable notice and cure periods) under any term or terms of the Lease and that, to the best of the Tenant's present knowledge, there is no default or claim of default on the pail of, or claim of offset against the rent or any other sum or sums payable under the terms of the Lease to, the Borrower under the Lease.

                  (d) That the Tenant has not made any assignment for the benefit of creditors nor filed any petitions or instituted any proceedings under the bankruptcy or similar laws of the United States or of any state, and that there are currently no such petitions or proceedings pending or threatened against the Tenant.

         2. CONSENT TO ASSIGNMENT BY TENANT. The Tenant hereby consents to the assignment of the Lease and the rents thereunder to the Bank pursuant to the Mortgage and the Collateral Assignment. Upon notification by the Bank to the Tenant of the exercise of the Bank's rights under the Mortgage and/or the Collateral Assignment, the Tenant shall pay rent and any other sums payable under the terms of the Lease directly to the Bank. Without limiting the foregoing, the Tenant hereby acknowledges and agrees that the Bank shall have no duties or obligations with respect to the Lease until the Bank has notified the Tenant of the Bank's assumption of the Borrower's obligations under the Lease, or until the Bank has made entry under or foreclosed upon the Mortgage or has taken actual possession of the Premises and Landlord shall hold Tenant harmless from following such directions by Bank to Tenant.

         3. COVENANTS. Regardless of whether or not the Bank has notified the Tenant of the exercise by the Bank of its rights under the Mortgage and/or the Collateral Assignment, the -Tenant hereby agrees as follows:

                  (a) Except as otherwise provided in the Lease, not to cancel terminate, surrender, amend or modify the Lease or any term thereof, nor consent to or accept any such cancellation, termination, surrender, amendment or modification thereof, nor permit any event reasonably within the Tenant's control which would operate to terminate, surrender, or cancel the Lease provided that Tenant is so obligated under the terms of the Lease;

                  (b) Except as otherwise provided in the Lease, or as previously approved by Landlord, not, without prior written consent of the Bank, to make or cause to be made, any structural additions, alterations, or improvements, to the Premises.

         4. BANK'S OPPORTUNITY TO CURE DEFAULT. Regardless of whether the Bank has notified the Tenant of the Bank's exercise of its rights under the Mortgage and/or the Collateral Assignment, the Tenant shall notify the Bank of any default on the part of the

Borrower under the Lease. Except as otherwise provided in the Lease, no such default shall entitle or allow the Tenant to cancel or terminate the Lease, or abate the rent or any other sums owing thereunder, or exercise any other remedy afforded by the Lease or applicable law, unless the Bank fails to cure or cause to be cured, the specified default within 30 days of receipt of such notice, or within such longer time as may be required for cure due to the nature of such default, provided the cure is commenced within said 30-day period and thereafter diligently prosecuted to completion, and provided that said notice is duly given.

         5. SUBORDINATION OF LEASE. The Tenant hereby agrees and acknowledges that the Lease and any extensions of said Lease or its terms shall be subordinate and subject to the lien of the Mortgage and any renewals, extensions, modifications or replacements thereof as though the Mortgage and any such renewal, extension, modification, or replacement thereof had been executed, acknowledge and delivered prior to the Lease and recorded prior to the Lease or any notice of the Lease.

         6. ATTORNMENT BY TENANT. The Tenant further attorn to the Bank and agrees that, in the event of the exercise by the Bank of its rights under the Mortgage, and the taking of possession or the acquisition of tide by the Bank, pursuant to the Mortgage, whether through foreclosure proceedings or otherwise, the Tenant shall recognize the Bank and its successors, whether through foreclosure sale or otherwise, as the landlord under the Lease and the Lease shall continue in full force and effect in accordance with its terms and the Bank and Tenant shall be bound thereby. The Tenant agrees that any person to which the Tenant shall attorn hereunder shall not be liable for any action or omission of any prior landlord under the Lease including the Borrower, nor shall such person be subject to any offsets or claims thereof or defenses which the Tenant may have against any prior landlord, including the Borrower, except as expressly provided under the Lease.

         7. NONDISTURBANCE BY BANK. The Bank hereby agrees that for so long as the Tenant duly and promptly performs all its obligations under the Lease (within applicable notice and cure periods), the Bank will not, in taking possession of or acquiring tide to the Premises or otherwise exercising its rights under the Mortgage and/or the Collateral Assignment, whether through foreclosure or otherwise, disturb the possession or other rights of the Tenant under the Lease and shall recognize Tenant's rights under the Lease and accept the Tenant as lessee under the terms and conditions and for the entire duration of the term of the Lease. The Bank shall not, however, be bound by any amendments or modifications of the Lease made without the written consent of the Bank (which consent shall not be unreasonably withheld or delayed), or by any liabilities of the Borrower arising under the Lease prior to the date the Tenant has given notice thereof to the Bank nor shall the Bank be bound by any representations or warranties given by Landlord under the Lease;

         Anything to the contrary herein notwithstanding, Tenant may not recover from the taking award, or from any taking authority, except for moving expenses separately awarded to Tenant which do not reduce Landlord's award, until the Bank has been paid in full. In addition, the provisions of the Mortgage shall control* with respect to the disposition and application of insurance proceeds in the event of a casualty and disposition of the taking award in the event of a taking of all or any portion of the Property.

*provided they are consistent with the provisions of Section 11.1 of the Lease,

         8. EXTENSIONS AND RENEWALS. This Agreement shall include and apply to any extensions and renewals of the term permitted by the Lease.

         9. AMENDMENTS. This Agreement may not be waived, changed, or discharged orally, but only by agreement in writing and signed by the Bank, the Borrower, and the Tenant, and any oral waiver, change, or discharge of this Agreement or any provision hereof shall be without authority and shall be of no force and effect.

         10. CAPTIONS. Paragraph captions are included herein for reference only, and shall in no way constitute any part of this Agreement nor define or limit any of the provisions hereof.

         11. SEVERABILITY. The invalidity of any provision of this Agreement, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provisions hereof .

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each party's respective heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of each party's successors and assigns.

         13. NOTICES. All notices, demands and other communications made in this Agreement shall be made to the following addresses (each of which may be changed upon seven (7) days written notice to all others) given by hand, or by certified or registered mA return receipt requested, or by Federal Express or other recognized same-day or overnight courier with receipt, as follows:

If the Bank:






with a copy to:





If to the Tenant:


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

with a copy to:





If to the Borrower:



With a copy to:



Any such notice shall be deemed received the earlier of (i) two (2) days after the mailing of such notice in accordance with the terms and conditions and to the addresses provided above, or (ii) the date on which the notice is delivered by hand or by telegram to the address and to the individual provided above, or
(iii) one business day following delivery of such notice to such overnight courier and addressed to the individual as provided above.

         14. APPLICABLE LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts. The Tenant submits itself to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Tenant's relationship with the Bank.

         Witness the execution hereof under seal the day and year first above written.



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